Exhibit 10.3

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Execution Copy

123015

  Closing Document No. 01

SECOND AMENDMENT TO MASTER EQUIPMENT LEASE

THIS SECOND AMENDMENT TO MASTER EQUIPMENT LEASE dated as of December 30, 2015 (this “Amendment”), is made by and between MANUFACTURERS AND TRADERS TRUST COMPANY (“Lessor”) and PLUG POWER INC. (“Lessee”).

Background

Lessee and Lessor previously entered into that certain Master Equipment Lease dated as of June 30, 2014 (as amended by that certain First Amendment to Master Equipment Lease dated as of December 19, 2014, the “Lease Agreement”).  Lessee and Lessor desire to amend certain terms of the Lease Agreement.

Agreement

For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Lessor and Lessee hereby agree as follows:

1.             Definitions.  Each capitalized term used, but not defined, in this Amendment shall have the meaning given it in the Lease Agreement.

2.             Amendment.  The Lease Agreement is hereby amended as follows:

(a)           Section 18.3 (Financial Covenant) is hereby deleted in its entirety and replaced with the following:

“18.3      Financial Covenant.

(a)           Existing Leases.  Reference is hereby made to the following equipment schedules to the Lease Agreement (collectively, the “Existing Schedules”): (1) Equipment Schedule Nos. 001 dated as of June 30, 2014, 006 dated as of December 18, 2014, and 010 dated as of March 31, 2015 (collectively, the “[***] Schedules”); (2) Equipment Schedule Nos. 002 dated as of September 29, 2014, 007 dated as of December 18, 2014, and  011 dated as of March 31, 2015  (collectively, the “[***] Schedules”); (3) Equipment Schedule Nos. 003 dated as of September 29, 2014, and 008 dated as of December 18, 2014 (the “[***] Schedule”); (4) Equipment Schedule No. 009 dated as of March 31, 2015 (the “[***] Schedule”); (5) Equipment Schedule No. 012 dated as of June 26, 2015 (the “[***] Schedule”); (6) Equipment Schedule No. 013 dated as of June 30, 2015 (the “[***] Schedule”); and (7) Equipment Schedule Nos. 904 dated as of December 19, 2014, and 905 dated as of December 19, 2014 (collectively, the “[***] Schedules”).

(b)           Financial Covenant.  Lessee, at all times, shall have unencumbered Liquid Assets (as hereinafter defined) with a cash value of not less than $50,000,000, measured monthly.

(c)           Additional Collateral.  If (1) Lessee fails to maintain in Wilmington Bank account number [***] (the “WT Account”), at all times, unencumbered Liquid Assets with a cash value not le s than $50,000,000 (the “Minimum Balance”), [***] then, immediately upon demand from Lessor, Lessee will deposit into the Existing Cash Collateral Accounts (as hereinafter defined) an amount equal to the Additional Cash Collateral (as hereinafter defined), in accordance with the allocation set

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forth on Schedule A attached hereto and made a part hereof or such other allocation as Lessor may request in writing. Lessee hereby authorizes Lessor to re-allocate amounts in the Existing Cash Collateral Accounts across individual accounts in such fashion as Lessor shall determine in its sole discretion.

(d)           Definitions.  As used in this Section 18.3: (1) the term “Additional Cash Collateral” means an amount equal to the difference between (i) the aggregate Stipulated Loss Value on the Existing Schedules, as of February 1, 2016, and (ii) all cash collateral previously pledged to Lessor with respect to the Equipment Schedules, which difference is expected to equal the Anticipated SLV (as hereinafter defined); (2) “Anticipated SLV” means an amount equal to [***] (3) the term “Existing Cash Collateral Accounts” means the various cash collateral accounts established with respect to the Existing Schedules; and (4) “Liquid Assets” means cash on hand, plus the value of marketable securities, minus the value of restricted retirement assets.

3.             General.  This Amendment shall be governed by and construed, interpreted and enforced in accordance with the internal law of the State of New York, without regard to principles of conflict of laws.  In this Amendment, headings of sections are for convenience of reference only, and are not of substantive effect.  This Amendment may be executed in any number of counterparts, each of which constitute an original of this Amendment and all of which collectively constitute a single agreement.  This Amendment may be executed and delivered by facsimile signature or by other electronic means (including Adobe’s Portable Document Format). Any such signature shall be of the same force and effect as an original signature. The exchange of this Amendment and related signature pages via facsimile or as an attachment to electronic mail (including Adobe’s Portable Document Format) shall constitute effective execution and delivery by the parties and may be used by the parties for all purposes.  As specifically amended by this Amendment, the Lease Agreement remains in full force and effect.  Lessee ratifies and reaffirms the Lease Agreement, as amended by this Amendment.  Effective on the date of this Amendment, references in the Lease Agreement to “this Lease Agreement”, or equivalent phrasing, refer to the Lease Agreement as amended by this Amendment.

(The remainder of this page is intentionally blank.  Signature page follows.)

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IN WITNESS WHEREOF, the parties have each executed this Second Amendment to Master Equipment Lease as of the date set forth above.

Lessee:		Lessor:

PLUG POWER INC.		MANUFACTURERS AND TRADERS TRUST COMPANY

By:	/s/ Paul B. Middleton	By:	/s/ Carlton S. Anderson
Name:	Paul B. Middleton	Name:	Carlton S. Anderson
Title:	CFO	Title:	VP

(Signature Page to Second Amendment to Master Equipment Lease)

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Schedule A

ANTICIPATED ALLOCATION ACROSS EXISTING CASH COLLATERAL ACCOUNTS

Location:	Account Number:	Allocation:
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
	Total:	[***]